C B ASSOCIATES
                             23586 Parksouth Street
                               Calabasas, CA 91302
                       (818) 222-2604; Fax (818) 222-9455

                            LEASE EXTENSION AGREEMENT

It is thereby agreed by and between Lessor, C. B. Associates, and Lessee, UNAPIX INTERNATIONAL, that the leases on suites 301 and 302, at 4515 Van Nuys Boulevard, be and hereby are extended for one year, commencing April 1, 1996 through March 31, 1997 at the current rental rate of $2,300 per month for suite 301, and $1,400 per month for suite 302. All the other terms and conditions to remain the same.

Lessee agrees to give Lessor notice 90 days before the end of the above referenced term as to whether Lessee intends to further extend said leases. If Lessee does not intend to extend, Lessor shall have the right to show and market said suite during the final 90 days of said term.

Dated: 4/22/96                         Dated: May 1996


C B ASSOCIATES                         UNAPIX INTERNATIONAL
Lessor                                 Lessee



By: /s/ Lucille Chauncey               BY: /s/ Scott Hanock
    ------------------------               -------------------------------
                                           Scott Hanock